AGREEMENT
                            (Park Ridge, New Jersey)

     THIS AGREEMENT (this "Agreement") made this 3rd day of July, 1996, by and between CCC of New Jersey, Inc., a Delaware corporation ("CCC"), and CareMatrix of Massachusetts, Inc. (f/k/a CareMatrix Corporation), a Delaware corporation ("CareMatrix").

     WHEREAS, CCC has entered into that certain Purchase Agreement (the "Purchase Agreement"), dated April 12, 1995, relating to a certain parcel of land located in Park Ridge, New Jersey (the "Land"), a copy of which is attached hereto as Exhibit A,

     WHEREAS, CCC desires for CareMatrix to develop the Land for an assisted/independent living facility consisting of approximately one hundred
(100) units (the "Project");

     WHEREAS, upon the completion of construction of the Project, CCC desires for CareMatrix to provide operational management services for the Project; and

     WHEREAS, CCC desires to demonstrate its intention to enter into a turnkey development agreement and a management agreement with CareMatrix.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. CCC and CareMatrix agree that CareMatrix shall act as developer of the Project pursuant to a turnkey development agreement in form and substance reasonably satisfactory to each of CCC and CareMatrix.

     2. CCC and CareMatrix agree that upon completion of construction of the Project, CareMatrix shall provide operational management services for the Project pursuant to a management agreement in form and substance reasonably satisfactory to each of CCC and CareMatrix.

     3. This Agreement (i) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (ii) shall be governed by the laws of the Commonwealth of Massachusetts, and (iii) may not be modified orally, but only by a writing signed by each of CCC and CareMatrix.

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                                       2

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

                                   CCC OF NEW JERSEY, INC.

                                   By:   /s/ James M. Clary
                                      --------------------------------
                                       Name: James M. Clary
                                       Title:

                                   CAREMATRIX OF MASSACHUSETTS, INC.

                                   By:   /s/ James M. Clary
                                      --------------------------------
                                       Name: James M. Clary
                                       Title:

                                                                       Exhibit A

                           PURCHASE AND SALE AGREEMENT

     AGREEMENT made as of the 12th day of April, 1995 by and between Continuum Care of New Jersey, Inc., a Delaware Corporation ("Buyer"), having an address at 197 First Avenue, Needham, Massachusetts 02194, and Noyes Data Corporation (the "Corporation") and Robert Noyes ("Noyes"), individually (collectively, "Seller"), having an address at Mill Road at Grand Avenue, Lakeside Center, Park Ridge, New Jersey 07656.

                              W I T N E S S E T H:

     In consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

     1.   AGREEMENTS TO SELL AND PURCHASE, DESCRIPTION OF PROPERTY; NOMINEE.

     (a) Purchase and Sale. Seller agrees to convey to Buyer and Buyer hereby agrees to purchase from Seller, for the price and upon the terms and conditions set forth herein, the following:

          (i) The land located in the Boroughs of Montvale and Park Ridge, Bergen County, New Jersey, containing ten (10) acres, more or less, described in
Exhibit 1.1 attached hereto and made a part hereof, shown on the current tax assessment maps of the respective municipalities as Lots 1 and 2, Block 1401, and Lot 6, Block 1402 in Park Ridge, New Jersey and Lot 1-C, Lot 4 and Lot 5, Block 56 in Montvale, New Jersey, and all easements and rights of way appurtenant to such land, and all of Seller's right, title and interest in and to any alleys, strips and gores abutting or adjoining such land and in and to any highways, streets, and ways abutting or adjoining the Land (hereinafter, collectively, the "Land");

          (ii) all buildings, structures and other improvements located on the Land (collectively, the "Improvements") in their "as is" and "where is" condition as of the "Closing Date" (as hereinafter defined);

          (iii) the fixtures attached to the Land and Improvements (collectively, the "Personal Property") in their "as is" and "where is" condition as of the Closing Date;

     The Land, Improvements and Personal Property and all of the foregoing are, collectively, referred to as the "Property").

     (b) Intended Use. Seller understands and acknowledges that Buyer intends to use the Property for development of a facility or facilities to be used for two hundred ten (210) beds for long-term care and up to one hundred (100) beds for assisted living/senior housing, together with parking and related improvements and landscaping (the "Intended Use") and Buyer understands and acknowledges that the Intended Use is not a

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permitted use under existing zoning and other governmental restrictions thereto.

     (c) Nominee. Seller acknowledges and agrees that Buyer shall have the right to designate a nominee to take title to the Property by notice to Seller given not later than the Closing Date provided that, in all events, Buyer shall be primarily liable for performance of all obligations hereunder. Any entity in which the principals or affiliates of Buyer own or control, directly or indirectly, at least fifty (50%) percent of the beneficial interests therein, or any Master limited partnership or real estate investment trust organized by Buyer or any of the principals or affiliates of Buyer, will be deemed a nominee for the purpose of this Section.

     2. PURCHASE PRICE; DEPOSIT; ADJUSTMENTS; ESCROW.

     (a) Purchase Price. The agreed purchase price for the Property (the "Purchase Price") is Three Million Seven Hundred Thousand and no/100 ($3,700,000.00) Dollars which Purchase Price shall be payable as follows:

          (i) a total deposit (the "Deposit") in the amount of Two Hundred Twenty-Five Thousand and no/10 ($225,000.00) Dollars has been paid on or before the date hereof;

          (ii) Three Million Four Hundred Seventy-Five Thousand and no/100 ($3,475,000.00) Dollars is to be paid at the Closing, upon delivery of the Deed and issuance by the "Title Insurer" (as defined below) of title insurance with gap coverage, in cash or by certified, cashier's, treasurer's or bank check or checks or by wire transfer to an account designated by Seller, which designation shall be made not less than seventy-two (72) hours prior to the Closing Date.

     (b) Deposit.

     The Deposit shall be held in an interest-bearing escrow account as provided in Section 2(d) below, subject to the terms of this Agreement, and shall be duly accounted for at the Closing (as defined below). All interest on the Deposit is to be accounted for and paid in equal shares to Buyer and Seller if the Closing occurs. If the Deposit is returned to Buyer under the terms of this Agreement then the entire amount and interest shall be paid to Buyer, and if Seller shall retain the Deposit under the terms of this Agreement, then the entire amount of the interest shall be paid to Seller.

     c. Adjustments.

          (i) Water and sewer charges, charges for electricity, gas and other utilities and operating expenses, value of fuel stored on the Property at the price then charged by Seller's

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

supplier and real property taxes with respect to the Property for the then current fiscal tax period, shall be apportioned as of the Closing Date, and the net amount shall be added or deducted from the Purchase Price, as the case may be.

          (ii) If, on the Closing Date, the amount of real property taxes for the then current fiscal tax period is not known or is estimated, the apportionment of real property taxes called for herein shall be made on the basis of the real property taxes for the preceding fiscal tax period or estimate, respectively, and an appropriate reapportionment shall be made as soon as the new rate and valuation can be ascertained for the then current fiscal tax period for any increase or decrease in real estate taxes which may occur after the Closing Date.

          (iii) Each party shall pay its own attorney's fees incurred in connection with the negotiation of this Agreement and consummation of the transactions contemplated by this Agreement, except as otherwise expressly provided herein. Seller shall pay the cost of all deed stamps or transfer taxes assessed with respect to the sale of the Property, and recording fees for releases and other documents required to clear title or to comply with its obligations hereunder. Buyer shall pay for recording costs of the Deed and any loan documents relating to Buyer's financing for the Property, as well as the costs of any survey, owner's or lender's title insurance policy, environmental site assessment or appraisal which Buyer may elect to obtain in connection with the Property.

          (iv) If at any time following the making of any of the adjustments to the Purchase price, the amount thereof shall prove to be incorrect, or it should be discovered that some adjustment which should have been made was inadvertently omitted altogether, the party in whose favor the error was made shall pay the sum necessary to correct such error to the other party promptly following receipt of notice of such error from such other party. The provisions of this
Section 2(c)(iv) shall survive the delivery of the Deed or the termination of this Agreement for a period of one (1) year thereafter when all liability under this Section shall thereupon terminate.

     (d) Escrow Account. (i) The Deposit shall be held by the law firm of Beattie Padovano, 50 Chestnut Ridge Road, Montvale, New Jersey, as escrow agent (the "Escrow Agent"), in an interest-bearing certificate or certificates of deposit in United Jersey Bank and/or Jersey Bank for Savings, having a maturity of not less than three (3) months. Such account shall be maintained until the Deposit and the interest thereon have been delivered to Buyer, Seller or a court of competent jurisdiction in accordance with the following provisions of this Section, and shall terminate on the date of such delivery.

     (ii) The Escrow Agent shall account for the Deposit in accordance with the terms of this Agreement, or otherwise to

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

Seller or Buyer promptly after receiving a joint written notice from Seller and Buyer directing the disbursement of the same, such disbursement to be made in accordance with such direction. If the Escrow Agent receives written notice from either Buyer or Seller that the other party has defaulted in the performance of its obligations under this Agreement or that any condition to the performance of obligations under this Agreement has not been fulfilled within the time period stipulated, which notice shall describe such default or non-performance, then the Escrow Agent shall (A) promptly give notice to the party alleged to have defaulted or to have failed to fulfill its obligation of the Escrow Agent's receipt of such notice from the other party and shall enclose a copy of such notice from the other party, and (B) subject to the provisions of Section 2(d)
(iii) below which shall apply if a conflict arises, on the fourteenth day after the giving of the notice referred to in clause (A) above, deliver the Deposit and the interest thereon to the party claiming the right to receive it.

          (iii) If the Escrow Agent is uncertain as to its duties or action hereunder, or receives instructions or a notice from Buyer or Seller which are in conflict with instructions or a notice from the other party or which, in the reasonable opinion of the Escrow Agent, are in conflict with any of the provisions of this Agreement, it shall be entitled to take any of the following courses of action: (A) hold the Deposit as provided above in this Section 2(d) and decline to take any further action until the Escrow Agent receives a joint written direction from Buyer and Seller or an order of a court of competent jurisdiction directing the disbursement of all of the same, in which case the Escrow Agent shall then disburse the same in accordance with such direction; (B) in the event of litigation between Buyer and Seller, deliver the Deposit and all interest thereon to the clerk of any court in which such litigation is pending; or (C) deliver the Deposit and all interest thereon to a court of competent jurisdiction and therein commence an action for interpleader. If any party objects to the release of the Deposit to the other party and it is determined by a court of competent jurisdiction that the objection was wrongful, then the party wrongfully objecting shall be liable to the other party for interest on the Deposit at the Prime Rate or Base Rate of the Bank of Boston plus five (5%) per annum less all interest accrued on such Deposit from the date of such wrongful objection and for reasonable attorney's fees and costs of suit.

          (iv) The Escrow Agent shall not be liable for any action taken or omitted in good faith and may rely, and shall be protected in acting or refraining from acting in reliance, upon an opinion of counsel and upon any directions, instructions, notice, certificate, instrument, request, paper or other document believed by it to be genuine and to have been made, sent, signed or presented by the proper party or parties. In no event shall the Escrow Agent's liability hereunder exceed the amount of the Deposit and interest thereon less any premature withdrawal penalties. The Escrow Agent shall not be bound by any modification of this

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

Agreement unless the same is in writing and signed by Buyer, Seller and the Escrow Agent.

          (v) Buyer and Seller acknowledge that the Escrow Agent is serving as the attorney for the Seller in this transaction and may, without further consent of the parties, continue to do so notwithstanding any dispute between Buyer and Seller as to this Agreement or the Escrow Fund.

     (e) Allocation of Purchase Price. The Buyer and the Seller agree that the Purchase Price shall be allocated as follows:

         (i)   To Noyes                                   $1,000,000.00
         (ii)  To the Corporation                         $2.700,000.00
                                                          -------------
               Total                                      $3,700,000.00

     3. CLOSING EXTENSIONS.

     (a) Closing Date and Place. The time for the delivery or the Deed and for the performance of the other terms and conditions of this Agreement (the "Closing"), shall be 10:00 a.m. on March 1, 1996 (as the same may be extended pursuant to the provisions hereof, the "Closing Date") at the offices of Beattie Padovano, 50 Chestnut Ridge Road, Montvale, New Jersey, or at such other place or time as shall be mutually agreed upon by Buyer and Seller. It is agreed that time is of the essence.

     (b) Extension of Closing Date. Buyer shall have the right to extend the Closing Date and each subsequent extended date of the closing by written notice to Seller given at least five (5) days in advance of the then applicable Closing Date accompanied by a good check (the "Extension Payment") payable to Seller in the amount of Five Thousand and 00/100 ($5,000.00) Dollars for each thirty (30) day extension of the Closing Date specified in the Buyer's notice. All Extension Payments shall be nonrefundable by the Seller but shall be credited to Buyer against the Purchase Price if, as and when title closes. Each such extension shall be for at least one (1) month and no such extensions may be made for a date to occur subsequent to July 1, 1996. Notwithstanding anything contained herein to the contrary, in no event shall the Closing Date occur earlier than the date which is six (6) months after the first day of the month following the Approval Notice unless otherwise agreed upon by the parties. If such Closing Date is later than March 1, 1996, the Buyer shall pay Extension Payments for each month until Closing.

     4. REPRESENTATION AND WARRANTIES.

     (a) Representations and Warranties of Seller. Seller warrants and represents to, and covenants and agrees with, Buyer as of the date hereof (and on the Closing Date shall reaffirm all such representations, covenants and warranties as of that date) as follows:

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

          (i) No person other than Seller is required to join in this agreement or will be required to join in any conveyance in order to convey title in the Property and all rights appurtenant thereto, as required by this Agreement.

          (ii) The Corporation is a duly organized and validly existing corporation under the laws of New Jersey, and has the legal right, power and authority to enter into this Agreement and to perform all of its obligations hereunder and this Agreement constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms. The execution by the undersigned officer of the Corporation and delivery of this Agreement, and the performance by the Corporation of its obligations hereunder, have been duly authorized by all necessary action and will not conflict with, or result in a breach of, any of the terms, covenants and provisions of the Articles or Organization or By-Laws of the Corporation as any of the same may have been amended, any agreement or instrument to which Seller is a party or by which it is bound, or, to the best of Seller's knowledge, any regulation, order, judgment, writ, injunction or decree of any court or governmental authority.

          (iii) Except for compliance with "ISRA" (as hereinafter defined) no consent, approval or other authorization of, or registration, declaration or filing with, any court or governmental agency or commission is required for the due execution, delivery and performance of this Agreement by Seller or for the validity or enforceability thereof against Seller.

          (iv) There are no uncured notices or, to the best knowledge of Seller, no suits, orders, decrees or judgments relative to violations of, (A) any easement, restrictive covenant or other matter or record affecting the Property or any part thereof, or (B) any laws, statutes, ordinances, codes, regulations, rules, orders, or other requirements of any local, state or federal authority or any other governmental entity or agency having jurisdiction over the Property or any part thereof, including, without limitation, any of the foregoing affecting zoning, subdivision, building, health, traffic, environmental, hazardous waste or flood control matters (all of the foregoing, collectively, "Governmental Regulations").

          (v) There are no other suits, actions or proceedings pending or, to the best of Seller's knowledge, threatened against or affecting the Property or any of the transactions provided for herein before any court or administrative agency or officer, and Seller is not in default with respect to any judgment, order, writ, injuction, rule or regulation of any court of governmental agency or office to which Seller is subject in any way affecting the Property or any of the transactions provided for herein.

          (vi) INTENTIONALLY DELETED.

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

          (vii) There are not presently pending or, to the best of Seller's knowledge, threatened with respect to the Property (A) any special assessments, or (B) any condemnation or eminent domain proceedings.

          (viii) INTENTIONALLY DELETED.

          (ix)   INTENTIONALLY DELETED.

          (x)    INTENTIONALLY DELETED.

          (xi)   INTENTIONALLY DELETED

          (xii) The portion of the Property held of record by the Corporation does not constitute all or substantially all of the assets of the Corporation or if it does, all action of the shareholders thereof necessary to consummate the transactions contemplated hereby has been taken.

          (xiii) Except as set forth in Exhibit 4.1 attached hereto, Seller has never generated, stored (except in material compliance with "Environmental Laws", as hereinafter defined), handled or disposed of any "Hazardous Materials" (as hereinafter defined), and, to the best knowledge of Seller, there has, during Seller's ownership of the Property, been no release of any such Hazardous Materials from the Property, or in, on or under the Property. "Hazardous Material" means any hazardous or toxic waste or hazardous or toxic substance as defined in any Environmental Law including, without limitation, any asbestos, PCB, toxic, noxious or radioactive substance, methane, volatile hydrocarbons, industrial solvents, fuel oil, gasoline, petroleum products or by-products or any other material or substance which could cause or constitute a health, safety or other environmental hazard to any person or property.

     "Environmental Law" means any applicable federal, state, county, municipal or local environmental and clean-up statutes, laws, rules and regulations, ordinances, orders, decrees and interpretations, now or hereafter in effect including, without limitation any of the following, with all amendments thereto and regulations thereunder. The Environmental Cleanup Responsibility Act, N.J.S.A. 13:lK-6 et seq. and the Industrial Site Recovery Act, 1993 N.J. Laws, Chapter 139 (hereinafter collectively called "ISRA"); The Spill Compensation and Control Act (N.J.S.A. 58:10-23.11); a certain statute adopted by New Jersey for Registration of Underground Storage Tanks (N.J.S.A. 58-l0A-21); Comprehensive Environmental Response, Compensation and Liability Act of 1980; the Toxic Substances Control Act; and the Resource Conservation and Recovery Act.

     (xiv) INTENTIONALLY DELETED.

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

          (xv) Seller is familiar with the provisions of Sections 897 and 1445 of the Internal Revenue Code (the "Code"), and Seller is not a "foreign person" as that term is defined in Section 1445(f)(3) of the Code.

          (xvi) There are no service contracts or other agreements which affect the Property except as expressly disclosed in Exhibit 4.2 attached hereto, and, except as disclosed on Exhibit 4.3, there are no leases, subleases, licenses or other rental agreements or occupancy agreements (written or verbal) which grant any possessory interest in and to any space situated on or in the Property or that otherwise give rights with regard to use of the Property.

          (xvii) The amount necessary to discharge all outstanding mortgages and other monetary liens currently affecting the Property does not exceed the net amount of the Purchase Price to be received by Seller at the Closing, after deduction (if any) for the adjustments described in Section 2(c) above and payment of the broker's commission, if any, described in Section 7(e) below, and there are no restrictions affecting prepayment contained in any such mortgage(s).

     (b) Representations and Warranties of Buyer. Buyer warrants and represents to, and covenants and agrees with, Seller as follows:

          (i) Buyer has the legal right, power and authority to enter into this Agreement and to perform all of its obligations hereunder, and the execution and delivery of this Agreement and the performance by Buyer of its obligations hereunder, have been or will be duly authorized by all necessary corporate action at the Closing Date; and this Agreement and Buyer's performance hereunder will not conflict with, or result in a breach of, any of the terms, covenants and provisions of the Articles of Organization or By-Laws of Buyer, as same may have been amended or, to the best of Buyer's knowledge, any Governmental Regulation or order, judgment, writ, injunction or decree of any court or any agreement or instrument to which Buyer is a party or by which it is bound.

          (ii) The officer signing this Agreement on behalf of Buyer is duly authorized to execute the same on behalf of Buyer and Buyer shall provide a corporate resolution to such effect at the Closing.

          (iii) Buyer, together with Buyer's affiliates, has the financial ability to perform its obligations under this Agreement without the necessity of any third party financing and this Agreement is not contingent upon such financing.

     (c) Liability for Warranties and Representations. Seller agrees to indemnify and hold Buyer harmless from and against any and all claims, losses, liabilities, damages, expenses and fees,

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

(including without limitation, reasonable attorneys fees and expenses), incurred by Buyer as the result of the failure of any of Seller's warranties and representations contained in Article 4 or elsewhere in this Agreement provided, however, that if such failure of warranty or representation arises because Seller is unable to reaffirm all of its warranties and representations as of the Closing Date due to circumstances beyond the control of Seller which have occurred subsequent to the date of this Agreement, then Seller's sole obligation shall be to return the deposit, together with all interest thereon, to Buyer. Conversely, Buyer agrees to indemnify and held Seller harmless from and against any and all claims, losses, liabilities, damages, expenses and fees, including without limitation, reasonable attorneys' fees and expenses, incurred by Seller as the result of the failure of any of Buyer's warranties and representations contained in this Article 4 or elsewhere in this Agreement except that if such failure occurs at or prior to the Closing Date, Buyer's liability shall be limited to the amount of the Deposit. The provisions of Sections (ii), (iii),
(iv), (v), (xii), (xiii), (xv) and (xvi) of Article 4(a), as reaffirmed at Closing, shall survive the delivery of the Deed hereunder; provided that (1) the provisions shall expire one (1) year after the Closing of title and if a claim has not been made in such period it shall be forever barred; and (2) in no event shall the Seller have any obligation unless the Buyer's claim pursuant hereto exceeds $25,000.00.

     5. RIGHTS AND OBLIGATIONS OF THE PARTIES PRIOR TO CLOSING; CONDITIONS TO CLOSING.

     (a) Seller's Covenants. Seller covenants that between the date of this Agreement and the Closing:

          (i) Buyer and its representatives, contractors, architects and engineers, and each of their respective officers, directors, agents, employees, representatives, and designees shall have access to the Property at any time and from time to time, at Buyer's sole cost and expense: (A) to show the Property to third parties (including, without limitation, contractors, engineers, architects, attorneys, insurers, banks and other lenders or investors, and prospective tenants, occupants or buyers) and (B) to perform any and all tests, borings, inspections, and measurements which are contemplated hereby or which Buyer deems reasonably necessary or appropriate hereunder, including without limitation, for purposes of locating all utility conduits serving the Property, making soil borings, performing soil compaction tests, performing mechanical or structural inspections, conducting any of the other tests described in Section 5(b) below, and making such surveys and other topographical and engineering studies, and other tests, surveys and studies as Buyer or its lender may deem necessary or appropriate. Buyer agrees (w) to indemnify and hold harmless Seller from any physical damage to property or physical injury or death to any person, and from any reasonable expenses (including attorneys' fees) associated with any claims arising from any such damage,

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

injury or death, caused by Buyer or Buyer's employees, agents or contractors while on the Property pursuant to this Section 5(a); (x) to restore the Property substantially to the condition existing prior to such entry if title does not close pursuant to this Agreement; (y) to provide, prior to each such entry, a certificate of insurance evidencing commercial liability insurance having an aggregate limit of not less than $1,000,000.00 with coverage for bodily injury (including death) and property damage; and (z) to pay all costs and expenses for such purposes and not to allow, permit, cause or suffer any person to claim or have a lien on the Property for any of such costs and expenses.

          (ii) Buyer may discuss the Property with any federal, county, state or local officials or authorities concerning variances, permits, certificates, consents, approvals, the Permits and other Governmental Regulations for the use, operation, leasing and/or sale of the Property for the Intended Use.

          (iii) Promptly upon execution hereof, Seller will furnish to Buyer for Buyer's review and approval all information in its possession concerning ownership and condition of the Property (including, without limitation, any available plans and surveys, engineering reports, title documents, abstracts and title insurance policies). Upon termination of this Agreement as provided herein, and provided that such termination is not a result of Seller's default hereunder, Buyer will return to Seller all such information obtained from Seller.

          (iv) Seller shall not permit occupancy of, or enter into any new lease for, space in or on the Property, or any portion thereof, unless Buyer has approved such occupancy or lease in writing.

          (v) Seller shall not enter into any new service, maintenance or management contract unless the same is terminable without penalty by the then owner of the Property upon not more than thirty (30) days' notice.

          (vi) INTENTIONALLY DELETED.

          (vii) Seller may, in its sole and absolute discretion, prosecute appeals from the real estate taxes assessed against the Property for any fiscal period in which the Closing is to occur (or any subsequent period) but, having filed such appeal, shall not withdraw, settle or otherwise compromise without the prior written consent of Buyer. Real estate tax refunds and credits received after the Closing Date which are attributable to the fiscal tax year during which the Closing Date occurs shall be apportioned between Seller and Buyer, after deducting the expenses of collection thereof, which obligation shall survive the Closing.

          (viii) So long as this Agreement is in effect, Seller shall maintain fire and extended coverage and liability insurance coverage on the Property in the same amount as set forth in the Insurance Certificate attached hereto as Exhibit 5.1. Subject to the provisions of Paragraph 5(d), the risk of loss shall remain with Seller prior to the Closing Date.

          (ix) During the pendency of this Agreement, Seller shall not execute any new mortgage of the Property or modify the existing mortgage(s) on the Property, or otherwise encumber the Property in an amount which, together with the amount of all other mortgages and monetary liens, will exceed the net amount of the Purchase Price to be received by Seller at the Closing, after deduction (if any) for the adjustments described in Section 2(c) above and payment of the broker's commission, or create any other new encumbrance or restriction affecting the Property.

          (x) During the pendency of this Agreement, Seller shall not modify or alter the Property in any material respect.

          (xi) Promptly upon receipt by Seller of a written notice from Buyer (the "Approval Notice") that the Final Condition stated in Section 5(b)(ii) below has been satisfied or waived by Buyer, Seller shall give notice to the tenants of the Property of the termination of their tenancies and thereafter take such actions as may be necessary to deliver the Property free of tenancies at Closing. When all tenants of the Property have vacated and all buildings on the Property are unoccupied (except for occupancy by the Corporation, or any affiliate thereof, who shall vacate prior to Closing), the Deposit shall be the sole property of the Seller; shall not be refundable if the Closing does not occur (unless the Closing fails to occur due to Seller's default); but shall be credited against the Purchase Price at Closing.

     (b) Certain Conditions to Buyer's Obligations. In addition to the other conditions to be satisfied hereunder, Buyer's obligations hereunder are expressly contingent upon fulfillment of all of the following terms and conditions on or before the dates set forth herein, as extended, as hereinafter provided:

          (i) The Initial Conditions. The following shall be Initial Conditions:

          (1) Buyer may make or cause to be made all tests, borings and inspections it deems necessary to determine if there are any Hazardous Materials or any medical wastes, radioactive materials, lead, asbestos, urea formaldehyde, or radon, in, on, about, under or in the area of the Property, and shall be satisfied in its sole discretion with the results of all such test, borings and inspections.

          (2) Buyer may make or cause to be made a survey of the Property prior to the Closing Date, and such survey shall disclose no matters affecting the Property which are inconsistent with the other provisions of this Agreement.

          (3) Buyer shall have obtained a commitment (the "Title Commitment") from a title insurance company licensed in New Jersey selected by Buyer (the "Title Insurer") pursuant to which such company agrees to insure title to the Property, at normal premium rates, in an ALTA form, which commitment shall, upon receipt of adequate proofs at Closing, delete the printed exceptions for mechanics' and materialmans' liens, parties in possession and surveys, shall include a so-called Comprehensive Endorsement, and shall (A) affirmatively insure that there will be no violation of any applicable restrictions pertaining to the Property if used, operated, leased and/or sold for the Intended Use, (B) insure that the Property has legal and actual access to public roadways, (C) provide that all such affirmative coverages will be available to future purchasers and their mortgagees at normal premium rates, and (D) provide such other affirmative coverages as Buyer may reasonably require. Without limiting the generality of any other provisions in this Agreement, the Property shall not be considered to be in compliance with the provisions of this Agreement with respect to title unless: (X) all structures and improvements on the Property, including, but not limited to any driveways, any parking areas, any cesspool(s) and any leach fields, and all means of access to the Property and such parking areas, shall be wholly within the lot lines of the Land and shall not encroach upon or under any property not within such lot lines; and (Y) no building, structure, improvement, way or property of any kind encroaches upon or under the Land from other premises. Buyer shall supply Seller with a copy of such Title Commitment within five (5) days of receipt thereof and, within such period, shall set forth in a notice those exceptions to title that are not acceptable to the Buyer (the "Unacceptable Exceptions") and those exceptions that are acceptable (the "Permitted Exceptions").

          (4) Buyer shall have obtained surveys, engineering reports, percolation tests, commitment letters and other evidence satisfactory to Buyer that: (A) the Property contained or is serviced by adequate water supplies; (B) adequate utilities are available at the boundaries of the Land without the need for private easements over the lands of others; (C) the Property has adequate, direct, indefeasible legal and practical access of record to Grand Avenue and Noyes Drive, both of which are public ways; and (D) the HVAC, mechanical, electrical and other building systems serving the Property, as well as all structural aspects of the Property, are all adequate in Buyer's judgment for the use of the Property for the Intended Use.

     If the foregoing Initial Conditions are not fully satisfied in a manner which is acceptable to Buyer in its sole discretion, on or before June 1, 1995 (the "Initial Date"), Buyer shall have the right to elect by notice to Seller and Escrow Agent, given before the Initial Date and accompanied by a precise statement of reasons and the estimated cost of satisfying such condition, either
(a) to terminate this Agreement in which event the Deposit and interest thereon shall be returned to Buyer; (b) to extend the Initial Date for up to two (2) months, provided that any extension of the Initial Date shall not extend the Closing Date; or (c) to waive the Initial Conditions. In the absence of a timely notice of the aforesaid election by Buyer, the Initial Conditions shall be deemed to have been waived. If Seller elects to terminate as aforesaid, Buyer shall have the right to negate any such termination within thirty (30) days of Seller's notice by agreeing to cure any condition or to allow Seller at Closing, a credit against the Purchase Price in the amount specified in Seller's notice as necessary to satisfy such condition. In such event, this Agreement shall remain in full force and effect and Buyer shall be deemed to have waived the Initial Conditions. In the absence of a written notice from Seller exercising the aforesaid right to negate a termination it shall be deemed that Seller has not elected to negate the termination.

          (ii) The Final Condition. If all of the Initial Conditions shall have been met or waived in accordance with Section 5(b)(i), then the following shall be the Final Condition:

          (1) Buyer shall obtain all necessary "Governmental Approvals" (as herein defined) from all "Governmental Authorities" necessary to construct the Intended Use. "Governmental Approvals" shall mean all final and unappealable approvals (other than a certificate of need and a building permit) for development of the Intended Use on the Property including, but not limited to, zoning variances or ordinance amendments from the Boroughs of Park Ridge and Montvale to allow the Intended Use; site plan approval from the Boroughs of Park Ridge and Montvale and, if necessary, the Bergen County Planning Board; stream encroachment and other environmental approvals from the New Jersey Department of Environmental Protection; and all other similar approvals. "Governmental Authority" shall mean any governmental authority, including, without limitation, any federal, state, county, municipal or other government department having jurisdiction over the Property.

     If the Final Condition is not fully satisfied in a manner which is acceptable to Buyer in its sole discretion on or before the original or any extended time for Closing, Buyer shall notify Seller thereof prior to the Closing Date, which notice shall specify which condition(s) has (have) not been satisfied. In such event, the Buyer shall have the right (A) to terminate this Agreement in which event the Deposit and all interest thereon shall be returned to the Buyer; or (B) to waive such Final Condition and proceed to closing.

     (c) Covenants of Buyer. Buyer covenants that it will:

          (i) promptly and diligently take all steps necessary, at its own cost and expense, to satisfy the Initial Conditions and the Final Conditions;

          (ii) Provide Seller with a copy of all letters, reports, applications and other documents prepared and filed by

Buyer in connection with the Initial Conditions and Final Condition and with all responses thereto, promptly after filing or receipt thereof.

          (iii) Advise Seller of all meetings or hearings of Governmental Authorities in time sufficient to allow the Seller to be present; and

          (iv) If this Agreement is terminated for any reason other than the Seller's default, assign to Seller free and clear of all liens and encumbrances all of Buyer's right, title and interest in any structural, environmental, soil, engineering or other similar report in connection with the Property. The covenants of this Section 5(c)(iv) shall survive termination of this Agreement.

     (d) Fire or other casualty; condemnation.

          (i) In the event the Improvements are damaged, in whole or in part, by fire or other casualty (hereinafter "Damage") or in the event any portion of the Land or Improvements has been taken or is threatened with a taking by any governmental authority having the power of eminent domain (hereinafter a "Taking"), the Seller shall give prompt notice thereof to the Buyer.

          (ii) If such Damage or Taking occurs prior to the Approval Notice, the Buyer shall have the right to elect, by notice to Seller within thirty (30) days of Seller's notice aforesaid, to (1) terminate this Agreement, in which event the Deposit and all interest thereon shall be returned to the Seller; or (2) accept the Property as so damaged or taken and either an assignment of the insurance proceeds or awards recovered or recoverable or a credit against the Purchase Price in the amount of such proceeds or award and any deductibles. If any governmental authority or insurance carrier requires that any portion of the Improvements be demolished, after a fire or other casualty but prior to Closing, Seller shall have the right to apply insurance proceeds to demolition and Buyer shall be entitled to no assignment or credit with respect to the insurance proceeds so applied. In the event of Damage, Seller shall have the right to negate any termination by giving notice to the Buyer, within thirty (30) days of Seller's notice of termination, that Seller will restore the Improvements, prior to the Closing, to the condition existing prior to the damage and the Closing shall be adjourned, if necessary, for a reasonable time to allow the Seller to complete such restoration.

          (iii) If such fire or other casualty or taking occurs after the Approval Notice, Buyer shall have no right to terminate this Agreement but Buyer and Seller shall have all other rights and obligations set forth in Paragraph 5(d)(ii) above.

     6.  CLOSING OBLIGATIONS.

     (a) Seller's Closing Obligations.  On the Closing Date, Seller shall:

          (i) Deliver to Buyer full possession of the Property: (A) in the same condition as it is as of the date hereof, reasonable wear and tear excepted and subject to damage by fire or other casualty as set forth in Paragraph 5(a)
(viii), and broom clean provided that (1) if Buyer's approved site plan contemplates demolition of the mansion on the Property the Seller may, specifically, remove the stained glass windows and the dining room chandelier prior to Closing; and (2) Seller shall have no obligation to repair any bolt holes, nail holes or other similar damages to the walls, floors or ceilings of the Improvements arising from the removal of any property of the Seller or any of its tenants; and (B) free and clear of all tenants and occupants. Buyer shall be entitled to an inspection of the Property prior to the Closing Date in order to determine whether the condition thereof complies with the terms of this Section.

          (ii) Deliver to Buyer, in form and substance satisfactory to Buyer, the following:

               (A) a good and sufficient bargain and sale deed (the "Deed") conveying clear record and insurable title to the Land and Improvements, which shall convey title free from all liens, encumbrances and encroachments except:
(I) the Permitted Exceptions as defined in Paragraph 5(b)(l)(3); (II) provisions of building and zoning laws existing as of the date hereof; (III) such real property taxes for the then current fiscal tax period as are not yet due and payable on the Closing Date; and (IV) such liens for betterment charges as may be assessed on the Property after the Closing Date;

               (B) A Bill of Sale transferring Seller's entire interest in the Personal Property.

               (C) INTENTIONALLY DELETED.

               (D) INTENTIONALLY DELETED.

               (E) A bill from the local water and sewer authority and any other entity providing utility service to the Property stating all charges for water and sewer service and such other utilities, which, if not receipted, may be adjusted from the proceeds of the Closing.

               (F) Copies of all site plans, surveys, soil and substrata studies, architectural drawings (including, without limitation, final "as built" architectural and engineering drawings), plans and specifications, engineering plans and studies, floor plans, landscape plans and other plans or studies of any kind that are in the possession of Seller or Seller's attorney and relate to the Property and the Intended Use.

               (G) The standard New Jersey form of Affidavit to Buyer's title insurer as to parties in possession or with a right to possession of, and mechanic's liens with respect to, the Property, which affidavits shall be sufficient to have the normal printed exceptions with respect to such matters deleted from Buyer's and Buyer's lender's title insurance policy(ies).

               (H) An Affidavit certifying that Seller is not a "foreign person" as of the Closing Date, as provided in Section 4(a)(xv) hereof.

               (I) A certificate of the Secretary of the Corporation certifying as to the due authorization an execution of this Agreement, and of the sale, assignment, instruments, and other transactions contemplated hereby.

               (J) Certificates of corporate legal existence and good standing and tax good standing the Corporation.

               (K) An opinion of Seller's counsel addressed to Buyer, and if required, Buyer's title insurance company, in form and substance reasonably satisfactory to Buyer's counsel, confirming the Corporation's capacity, right and authority to convey the Property and to otherwise consummate the transactions contemplated by this Agreement, and that all persons signing on behalf of the Corporation have been duly authorized and directed to execute, acknowledge and deliver all documents necessary or convenient to so convey and consummate such transactions.

               (L) A certificate by Seller to the effect that all of the representations and warranties set forth in Section 4 remain true and correct as of the Closing Date except with respect to the Contracts to the extent the same may have changed in accordance with the terms and conditions of this Agreement.

               (M) A 1099-B form.

               (N) A W-9 form stating that no backup withholding is necessary to disburse Seller's share, if any, of the interest earned on the Deposit.

               (O) All keys and key cards to the Property, appropriately tagged for identification.

               (P) All other documents, certificates and instruments reasonably deemed necessary or appropriate by Buyer's counsel to effectuate the transactions which are the subject of this Agreement.

          (iii) To enable Seller to make conveyance as herein provided, at the time of delivery o the Deed, Seller shall use the Purchase Price or any portion thereof to clear title to the Property of any or all encumbrances, and all instruments so procured shall be recorded simultaneously with the delivery of the Deed, or provisions reasonably satisfactory to Buyer's Title Insurer shall be made prior to the Closing Date for recording thereof as soon as reasonably practicable after the Closing Date.

     (b)  Buyer's Closing Obligations.  At the Closing, Buyer shall:

          (i) Deliver to Seller, in immediately available funds at a Seller's bank, the Purchase Price, as adjusted for apportionments under Section 2.

          (ii) Deliver any other documents expressly required by this Agreement to be delivered by Buyer.

     7.   FAILURE OR INABILITY TO PERFORM; DEFAULTS; REMEDIES.

     (a) Seller's Default. (i) If, on the Closing Date, Seller shall be unable to give title or make conveyance or deliver possession of the Property as required by this Agreement or to satisfy any of the terms and conditions precedent to closing set forth herein, or if the Property does not then conform to the provisions hereof, or if any of Seller's warranties and representations contained herein are not correct as of the Closing Date, the time for performance hereunder shall be extended for such period, not to exceed ninety
(90) days, as shall be reasonably specified by Buyer, and Seller use diligent efforts to give title or make conveyances or deliver possession as provided herein, or to satisfy such terms and conditions, to make the Property conform to the provisions hereof, or to cure the inaccuracy in such warranty or representation, as the case may be. If, at the expiration of such extended time for performance, despite having used such diligent efforts, Seller shall remain unable to convey title, or deliver possession, or make the Property conform, or any of Seller's warranties and representations contained herein shall remain incorrect as of such extended time, as the case may be, then Buyer shall have the option, at Buyer' sole discretion: (A) to terminate this Agreement by notice given to Seller, whereupon the Deposit, together with all interest and other sums paid by Buyer hereunder, shall be promptly refunded by Buyer and all obligations of the parties hereto shall cease and this Agreement shall be void and without recourse to the parties hereof, excluding, however, those provisions hereof which are expressly provided herein to survive termination of the Agreement, or (B) to accept title to the Property as provided in Section 7(a)
(ii) below. In the event that Seller seeks relief as a debtor under any applicable law, including without limitation the federal bankruptcy code, or upon the involuntary commencement of any such proceeding, Buyer shall have the right of possession of the Property pending the Closing and shall be entitled to any and all rights pursuant to 11 U.S.C. ss.365(i) and (ii). Buyer shall have the right to obtain specific performance of this Agreement, as well as the benefit of any other rights or remedies provided herein or by applicable law, in the event of any default hereunder by Seller (i.e., Seller's failure to perform its obligations hereunder where such failure is not excused by any of the express terms of this Agreement), provided, however, that if Seller's sole inability to perform arises because Seller is unable to reaffirm all of its warranties and representations as of the Closing Date due to circumstances beyond the control of Seller which have occurred subsequent to the date of this Agreement, then Seller's sole obligation shall be to return the Deposit, together with all interest thereon, to the Buyer.

          (ii) Buyer shall have the election, at the original or at any extended time for Closing, to accept such title to, and possession of, the Property as Seller can deliver in its then condition and to thereupon pay the Purchase Price without any deductions, except such amount necessary to remove all mortgages, liens or encumbrances which secure the payment of money and such adjustments computed in accordance with Section 2(b) above, in which case Seller shall convey such title.

     (b) Buyer's Default. If Buyer shall fail to fulfill its agreements herein on the Closing Date (including, without limitation, any breach of Buyer's warranties), Seller's sole and exclusive remedy shall be to retain the Deposit and any interest thereon as full and complete liquidated damages, both at law and in equity, whereupon this Agreement shall terminate without further recourse to either party.

     8. ISRA.

     (a) Seller shall obtain and deliver to Buyer (and/or any designees or assignees), at Seller's sole cost and expense, from the New Jersey Department of Environmental Protection or its successor ("NJDEP"), prior to June 1, 1995 or any extended date for Buyer to satisfy the Initial Conditions, a nonapplicability letter (the "Nonapplicability Letter") under ISRA. In the event that the application for a Nonapplicability Letter has not been decided prior to such date, the period to satisfy the Initial Conditions shall be extended until such Nonapplicability Letter has been granted or denied, but in no event later than September 30, 1995. In the event ISRA is determined to be applicable to this transaction, the Seller shall (a) have the right for a period of thirty
(30) days after such determination of applicability to terminate this Agreement by a written notice to Buyer; or (b) if such termination does not occur, to obtain, at or prior to the Closing Date an "ISRA Approval" consisting of a "no further action letter" (also known as a "negative declaration approval") or a "certificate or letter of compliance" stating that a cleanup or remediation plan has been completed. In the event the Seller is unable to deliver the ISRA Approval at or prior to the Closing Date, the Seller shall have the right to extend the Closing until such ISRA approval has been obtained but in no event to a date later than September 30, 1996.

          B. Seller shall apply for the Nonapplicability Letter or ISRA Approval as soon as possible after the execution of this Agreement.

          C. Seller shall contemporaneously, from time to time, deliver to Buyer true and complete copies of all documents, reports, affidavits, submissions and correspondence provided by Seller to NJDEP and all documents, reports, directives and correspondence provided by the NJDEP to Seller. Seller shall also promptly deliver to Buyer true and complete copies of all sampling and test results obtained from samples and tests taken at and around the Premises. Seller shall notify Buyer in advance of all meetings scheduled between Seller and NJDEP, and Buyer, and its designees may attend all such meetings.

     9. TAX DEFERRED EXCHANGE. Seller may wish to use the Property as part of a tax deferred exchange of property with a third party pursuant to Section 1031 of the Internal Revenue Code as amended. Seller shall have the right to assign its interest in this Agreement to a third party participating in such exchange, provided that such exchange of property is accomplished by a direct deed of the exchanged property to the Seller; provided however that Buyer may elect not to cooperate in such exchange if, in Buyer's reasonable judgment, Buyer may incur any liability for which Seller's indemnity, hereinafter provided, may be inadequate. Seller hereby indemnifies and agrees to save Buyer harmless from and against any additional claims or liabilities arising as a result of Buyer's participation in such tax deferred exchange. Seller shall promptly notify Buyer of the intent of the Seller to participate in such tax deferred exchange. Buyer shall therafter cooperate with Seller to effectuate such exchange. Seller shall pay any additional transfer taxes, recording fees or similar closing costs resulting from such tax deferred exchange.

     10. MISCELLANEOUS.

     (a) Tax Identification Number. Seller warrants and represents that the Corporation's federal tax identification number is 13-195550, and Robert Noyes' social security number is ###-##-#### and Buyer warrants and represents that Buyer's federal tax identification number is ###-##-####. Seller and Buyer each acknowledge that the foregoing information will be relied upon in reporting the transactions contemplated hereby to appropriate governmental authorities.

     (b) Agreement Not an Offer. The submission of any draft of this Agreement or any portion thereof does not constitute an offer to sell or buy the Property, it being acknowledged and agreed that neither Buyer nor Seller shall be legally obligated with respect to the purchase or sale of the Property unless and until this Agreement has been executed by both Buyer and Seller and a fully executed copy has been delivered to each of Buyer and Seller.

     (C) Exhibits. The exhibits attached hereto are incorporated herein by reference and made a part hereof.

     (d) Notices. All notices or communications required or permitted hereunder shall be in writing and delivered by hand or mailed by certified mail, return receipt requested, postage and registration or certification charges prepaid, or by nationally recognized overnight courier service, or by telefax, to the party entitled thereto as follows:

                         If to Seller:

                         Robert Noyes
                         Noyes Data Corporation
                         Mill Road at Grand Avenue
                         Lakeside Center
                         Park Ridge, New Jersey 07656
                         Fax No. (201) 391-6833

                         with a copy to:

                         Beattie Padovano
                         50 Chestnut Ridge Road
                         Montvale, New Jersey 07645
                         Attn:  Thomas W. Dunn, Esq.
                         Fax No. (201) 573-9736

                         If to Buyer:

                         Continuum Care of New Jersey, Inc.
                         197 First Avenue
                         Needham, Massachusetts 02194
                         Attn:  James M. Clary, III, Esq.
                         Fax No. (617) 433-1190

                         and a copy to:

                         Frank Giso III, Esq.
                         Choate, Hall & Stewart
                         Exchange Place, 53 State Street
                         Boston, Massachusetts 02109
                         Fax No. (617) 248-4000

or such other party(ies), address(es) or telefax number(s) as either party shall specify by written notice to the other from time to time. Any such notice or communication shall be deemed to have been given as of the date of its receipt or delivery.

     (e) Broker. (i) Each of Buyer and Seller hereby represents, covenants and warrants to the other that the party so representing has dealt with no broker or other person entitled to a commission in connection with the negotiation or execution of this Agreement or the consummation of the transactions contemplated hereby, except as expressly provided in this Section 8(e).

          (ii) Upon delivery and recording of the Deed and other instruments provided hereby, and consummation of the transactions contemplated hereby, Seller shall pay to Edward S. Gordon Co., Inc. and David Houston Co. (collectively, the "Broker") a brokerage commission as set forth in a separate written agreement between Seller and the Broker.

     (f) Entire Agreement; Rules of Construction. This Agreement, executed in multiple counterparts, is to be construed as a New Jersey contract; is to take effect as a sealed instrument; sets forth the entire agreement between the parties; merges all prior and contemporaneous agreements, understandings; warranties, or representations, including, without limitation, the letter from Buyer and accepted by Seller, dated February 8, 1995; shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; and may be canceled, modified or amended only by a written instrument executed by both Seller and Buyer. The captions and section headings are used only as a matter of convenience and are not to be considered a part of this Agreement or to be used in determining the intent of the parties.

     (g) Further Assurances. Upon Buyer's request, Seller agrees to execute and deliver to Buyer such additional instruments, certificates and documents as Buyer may reasonably require, whether or not after the Closing Date, in order to provide Buyer with the rights and benefits to which Buyer is entitled under this Agreement.

     (h) Notice of Agreement. Neither party shall record this Agreement or any Notice or Memorandum of Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement, or caused it to be executed by their respective duly authorized representatives, as an instrument under seal as of the day and year first above written.

Witness:                                BUYER:
                                        CONTINUUM CARE OF NEW JERSEY, INC.

/s/ Elizabeth Derrico                   By: /s/ Michael Gosman
    -------------------------              -----------------------------
                                            Name:  Michael Gosman
                                            Title: Vice President

                         (more signatures on next page)

                                        SELLER:
                                        NOYES DATA CORPORATION

/s/ Thomas W. Dunn                      By: /s/ Robert Noyes
    -------------------------              -----------------------------
                                            Name:

                                            Title:

/s/ Thomas W. Dunn                      By: /s/ Robert Noyes
    -------------------------              -----------------------------
                                           Robert Noyes, Individually

                                    EXHIBITS

Exhibit 1.1    Legal Description of the Land
Exhibit 4.1    Environmental
Exhibit 4.2    Service Contracts
Exhibit 4.3    Leases
Exhibit 5.1    Insurance Certificate

                                  EXHIBIT 1.1

                               LEGAL DESCRIPTIONS

                                     TRACT I

     All that tract or parcel of land and premises, situate, lying and being in the Boroughs of Park Ridge and Montvale in the County of Bergen and State of New Jersey, more particularly described as follows:

PARCEL I:

     BEGINNING at the northwesterly corner thereof, at a point in the center line of Grand Avenue (formerly South Avenue) where the same is intersected by the center line of a private right of way between the line of lands of the William H. Dean Company and the herein described property, and running thence

(1) along the center line of the right of way (14 feet in width), South eleven degrees and sixteen minutes West (S 11 (degrees) l6'W) three hundred forty-seven and six tenth (347.6) feet; thence

(2) South sixteen degrees and twenty-seven minutes West (S 16 (degrees) 27'W) ninety-eight and fifty-five hundredths (98.55) feet; thence

(3) South twenty-nine degrees and twenty-one minutes West (S 29 (degrees) 2l'W) eighty-one and eighty-two hundredths (81.82) feet; thence

(4) South thirty-seven degrees and one minute West (S 37 (degrees) 0l'W) ninety-eight and twenty-three hundredths (98.23) feet; thence

(5) South fifty-degrees and twenty-six minutes West (S 50 (degrees) 26'W) one hundred and forty-nine (149) feet to a point in the north line of lands formerly of Andrew P. Perry, (Courses 1 to 5 inclusive being along with center line of the right of way as above referred to); thence

(6) along the north line of lands formerly of Andrew P. Perry, South fifty-nine degrees and five minutes East (S 59 (degrees) 05'E), three hundred ninety-nine and sixty-two hundredths (399.62) feet; thence

(7) South thirty degrees and fifty-five minutes West (S 30 (degrees) 55'W) twenty (20) feet; thence

(8) South fifty-nine degrees and five minutes East (S 59 (degrees) 05'E) ninety and fifteen hundredths (90.15) feet; thence

(9) North twenty-nine degrees and forty-eight minutes East (N 29 (degrees) 48'E) fifty-two (52) feet; thence

(10) North fifty-nine degrees and five minutes West (N 59 (degrees) 05'W) sixteen (16) feet to a point in the west line of lands formerly of Margaret Hopper; thence

(11) along the west line of lands formerly of Margaret Hopper, north twenty-nine degrees and forty-eight minutes East (N 29 (degrees) 48'E) seven hundred twelve (712) feet, more or less, to a point in the north bank of the Pascack Brook; thence

                                      1.1-1

(12) easterly along the north bank of the Pascack Brook, the several courses thereof, a distance of one hundred and ten (110) feet more or less, to a point in the center line of Grand Avenue; thence

(13) westerly along the center line of Grand Avenue, north fifty-six degrees and twenty minutes West (N 56 (degrees) 20'W) two hundred twenty-eight and three tenths (228.3) feet; thence

(14) still along said center line North seventy-four degrees thirty minutes and thirty seconds West (N 74 (degrees) 30'30"W) three hundred thirty-four and eighteen hundredths (334.18) feet; thence

(15) still along said center line of Grand Avenue, North sixty-four degrees and thirty-two minutes West (N 64 (degrees) 32'W) fifty-nine and thirty-eight hundredths (59.38) feet to the point or place of BEGINNING.

PARCEL II:

     BEGINNING at the southeast corner thereof, at a corner in the south line of lands of Erhard Klug, said point being also in the north line of a proposed street, and being 282.99 feet westerly from the intersection of same with the west line of Hawthorne Avenue, and from thence running

(1) North 30 (degrees) 55' East along the line of lands of Erhard Klug 20.00 feet to a corner; thence

(2) North 59 (degrees) 05' West along the south line of land of Klug 235.93 feet to a point; thence

(3)  South 30 (degrees) 55' West, 20.00 feet to a point; thence

(4) Easterly, parallel with (South 59 (degrees) O5' East) and distant 20.00 feet southerly at right angles from the second course above described, and partly along the north line of a proposed street 235.93 feet to the place of BEGINNING.

BEING the same premises conveyed to Noyes Data Corporation by Carola Klug, Individually and as Executrix of George Erhard Klug, deceased, dated September 7, 1977 and recorded September 9, 1977 in Deed Book 6292 at page 275.

                                      1.1-2

                                    TRACT II

     All that tract or parcel of land and premises, hereinafter particularly described, situate, lying and being in the Borough of Park Ridge in the County of Bergen and State of New Jersey:

     BEGINNING at a point in the dividing line between lands of the mortgagor and lands formerly of Andrew P. Perry now of the Borough of Park Ridge, said point being located in the center line of a 14 foot right of way or roadway described in a certain deed made by William H. Dean and Evangeline A. Dean, his wife, to the mortgagor, dated April 16, 1906 and recorded May 10, 1906 in Book 628 of Deeds, page 545, Bergen County Clerk's Office and running thence through the center line of said right of way or roadway the following courses and distances:

(1) North 49 degrees 55 minutes East (being parallel with the easterly foundation line of the factory located on the premises herein described) 149 feet; thence
(2)  North 36 degrees 30 minutes East 98.23 feet; thence
(3)  North 27 degrees 30 minutes East 81.62 feet; thence
(4)  North 15 degrees East 98.55 feet; thence
(5) North 10 degrees 35 minutes East 349 feet to a point in the center line of Grand (formerly South) Avenue; returning thence to the point of beginning and running
(6) Along the aforesaid dividing line between lands of The W. H. Dean Company and lands formerly of Perry, now of the Borough of Park Ridge, in a northwesterly direction on a course of about North 66 degrees West a distance of 148.80 feet, more or less, to a point on which is known as the eighteen foot line, being the southeasterly boundary line of lands now of the Borough of Park Ridge, formerly of the mortgagor; thence along said boundary line the following courses and distances:
(7)  North 66 degrees 43 minutes East, 34.23 feet; thence
(8)  North 28 degrees 12 minutes East, 10.52 feet; thence
(9)  North 52 degrees 54 minutes East, 20 feet; thence
(10) North 55 degrees 3 minutes East, 71.36 feet; thence
(11) North 65 degrees 8 minutes East, 36.20 feet; thence
(12) North 77 degrees 1 minute East 74.75 feet; thence
(13) North 49 degrees 10 minutes East, 58.20 feet; thence
(14) North 34 degrees 21 minutes East 72.53 feet; thence
(15) North 21 degrees 45 minutes East 163.57 feet; thence
(16) North 15 degrees 45 minutes East, 42.85 feet; thence
(17) North 11 degrees 53 minutes East 131.14 feet; thence
(18) North 26 degrees 44 minutes East, 15.34 feet to the southwesterly corner of the abutment of the private bridge of William H. Dean over the Pascack Road, thence
(19) Along the westerly side of said bridge North 10 degrees 19 minutes 15 seconds East 32.05 feet to the northwesterly abutment of same; thence

                                      1.1-3

(20) North 11 degrees 12 minutes East, 11.24 feet all along the said eighteen foot line; thence
(21) North 20 degrees 47 minutes East 27.61 feet to the center of Grand Avenue; thence
(22) Along the center line of Grand Avenue in a southeasterly direction, a distance of 20 feet, more or less, to the end of the fifth course hereinabove described.

Together with an easement in, over and upon the above described fourteen foot right of way for all purposes of ingress and egress.

BEING the same premises conveyed to Robert Noyes by deed from W. H. Dean Company, dated August 6, 1965 and recorded August 11, 1965 in Book 4813, Page 335 in the Bergen County Clerk's Office.

                                      1.1-4

                                    TRACT III

     All that tract or parcel of land and premises, situate, lying and being in the Borough of Park Ridge in the County of Bergen and State of New Jersey, more particularly described as follows:

     BEGINNING at a point in the northerly line of lands now or formerly of William H. Dean Estate said point being distant southeasterly along same 5.14 feet from the northwesterly corner of the above mentioned lands now or formerly of William H. Dean; thence (1) S. 56 (degrees) 35' E. along the aforementioned northerly line of lands n/f of Dean a distance of 307.35 feet; thence (2) S. 33 (degrees) 25' W. a distance of 20.00 feet; thence (3) S. 56 (degrees) 35' E. along the southerly line of lands n/f of Erhard Klug a distance of 87.98 feet; thence (4) S. 36 (degrees) 23' 30" W. a distance of 50.07 feet; thence (5) N. 56 (degrees) 35' W. a distance of 400.56 feet to a point thence (6) N. 39 (degrees) 47' 40" E. a distance of 70.44 feet to the point or place of beginning, the same containing 26,123 square feet. The above description taken from survey made by Hook and Easterbrook, Engineers and Surveyors, Mahwah, New Jersey, August, 1965.

     BEING the same premises as shown on a certain map entitled "Subdivision of Property of William H. Dean, Jr., Dorothy D. Gerdenier and Alice D. Schrader, Borough of Park Ridge, Bergen Co. N.J." dated February, 1966, made by Garrett E. Lockwood, E. & S., Park Ridge, N.J. and filed in the Bergen County Clerk's Office on July 11, 1966, as Map No. 6481, being designated as "Exception - 26,123 sq. ft. to be retained by current owners."

     BEING the same premises conveyed to Robert Noyes by William H. Dean, Jr. and Janet Freston Dean by deed dated February 4, 1967 and recorded March 13, 1967 in Bergen County Book 5023 of Deeds at Page 51.

                                      1.1-5

                                  Exhibit 4.1

The Seller has obtained deliveries of, stored and used heating oil in three underground storage tanks located substantially as shown on the plan attached hereto. Such tanks were decommissioned and abandoned in place beginning in approximately 1990.

Further there may be asbestos in various materials used in the buildings on the property. There is one pipe in the "red building" with visible asbestos insulation and there may be other pipes within the walls of the red building and any other buildings on the property that are insulated with asbestos. In addition, the current siding siding on the "red building" may be underlain with a former layer of asbestos cement siding.

                     [DIAGRAM OF UNDERGROUND STORAGE TANK]

                                   Exhibit 4.2
                                Service Contracts

                                      None

                                   Exhibit 4.3
                                     Leases

Lease dated September 21, 1993 between Noyes Data Corporation and R. L. Engineering, Inc.

Lease dated June 29, 1994 between Noyes Data Corporation and Simex Medical Imaging, Inc. and Abraham Danan.

Leases dated February 5, 1990 and February 15, 1991 and Lease Modification and Extension Agreement dated January 30, 1995 between Noyes Data Corporation and Indices-Pac Research Corporation.

Lease dated December 3, 1991 and Lease Modification and Extension Agreement dated September, 1994 between Noyes Data Corporation and Dolce International, Inc.

Lease dated August 9, 1982 and Extension Agreement dated October 5, 1992 between Noyes Data Corporation and Titan Group, Inc. and its successor Construction Counsellors, Inc.

                                   Exhibit 5.1
                              Insurance Certificate

                                    ATTACHED

------------------------------------------------------------------------------------------------------------------------------------
ACORD. CERTIFICATE OF INSURANCE                                                                               ISSUE DATE (MM/DD/YY)
                                                                                                              |_| 04/07/95
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER                                                             THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND
The Milton J. Grant Agency                                           CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE
168 Franklin Avenue Po Box 89                                        DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE
                                                                     POLICIES BELOW
Pearl River,      NY  10695                                          ---------------------------------------------------------------
(914) 735-5200                                                                      COMPANIES AFFORDING COVERAGE
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER  A     AMERICAN EMPLOYERS INSURANCE CO
                                                                     ---------------------------------------------------------------
---------------------------------------------------------------------COMPANY
INSURED                                                              LETTER B      NORTHERN ASSURANCE CO
ROBERT NOYES                                                         ---------------------------------------------------------------
                                                                     COMPANY
224 W. SADDLE RIVER ROAD                                             LETTER C
SADDLE RIVER      NJ 07458                                           ---------------------------------------------------------------
(201) 391-8484                                                       COMPANY
                                                                     LETTER D
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER E
------------------------------------------------------------------------------------------------------------------------------------
COVERAGES
------------------------------------------------------------------------------------------------------------------------------------
  THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD
  INDICATED, NOTWITHSTANDING ANY REQUIREMENT. TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS
  CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS,
  EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
------------------------------------------------------------------------------------------------------------------------------------
CO         TYPE OF INSURANCE            POLICY NUMBER        POLICY EFFECTIVE  POLICY EXPIRATION           LIMITS
LTR                                                          DATE (MM/DD/YY)    DATE (MM/DD/YY)
------------------------------------------------------------------------------------------------------------------------------------
A     GENERAL LIABILITY                                                                      GENERAL AGGREGATE            $2,000,000
      |X| COMMERCIAL GENERAL LIABILITY                                                       PRODUCTS-COMP/OP AGG.        $2,000,000
      |_|_| CLAIMS MADE |X| OCCUR.       AJR 403972          09/15/94            09/15/95    PERSONAL & ADV. INJURY       $
      |_| OWNERS & CONTRACTOR'S PROT.                                                        EACH OCCURRENCE              $1,000,000
      |_| __________________________                                                         FIRE DAMAGE (Any one fire)   $   50,000
                                                                                             MED. EXPENSE (Any one person)$    5,000
------------------------------------------------------------------------------------------------------------------------------------
      AUTOMOBILE LIABILITY                                                                   COMBINED SINGLE
      |_| ANY AUTO                                                                           LIMIT                        $
      |_| ALL OWNED AUTOS                                                                    BODILY INJURY
      |_| SCHEDULED AUTOS                                     /  /                /  /       (Per person)                 $
      |_| HIRED AUTOS                                                                        BODILY INJURY
      |_| NON-OWNED AUTOS                                                                    (Per accident)               $
      |_| GARAGE LIABILITY                                                                   PROPERTY DAMAGE              $
      |_|
------------------------------------------------------------------------------------------------------------------------------------
B     EXCESS LIABILITY                                                                       EACH OCCURRENCE              $3,000,000
      |X| UMBRELLA FORM                  NJDZ 15801         09/15/94             09/15/95    AGGREGATE                    $3,000,000
      |_| OTHER THAN UMBRELLA FORM
------------------------------------------------------------------------------------------------------------------------------------
A     OTHER - PROPERTY
        BLDG.#5                                                                              SPEC ALL RISK                $  940,000
                                         AJR 403972         09/15/94             09/15/95
------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS
BLDG #5 - 118 MILL ROAD, PARK RIDGE, NJ

------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                                        CANCELLATION
------------------------------------------------------------------------------------------------------------------------------------
Continuum Care of N. J.,                                   SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
Inc.                                                       EXPIRATION DATE THEREOF. THE ISSUING COMPANY WILL ENDEAVOR TO
197 First Avenue                                           MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE
Needham, Mass 02194                                        LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR
                                                           LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
                                                           -------------------------------------------------------------------------
                                                           AUTHORIZED REPRESENTATIVE

                                                           /s/ Edward A. Grant
------------------------------------------------------------------------------------------------------------------------------------
ACORD 25-8 (7/90)                                                                                      (c) ACORD CORPORATION 1990
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ACORD. CERTIFICATE OF INSURANCE                                                                               ISSUE DATE (MM/DD/YY)
                                                                                                              |_| 04/07/95
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER                                                             THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND
The Milton J. Grant Agency                                           CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE
168 Franklin Avenue Po Box 89                                        DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE
                                                                     POLICIES BELOW
Pearl River,      NY  10695                                          ---------------------------------------------------------------
(914) 735-5200                                                                      COMPANIES AFFORDING COVERAGE
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER  A     AMERICAN EMPLOYERS INSURANCE CO
                                                                     ---------------------------------------------------------------
---------------------------------------------------------------------COMPANY
INSURED                                                              LETTER B      NORTHERN ASSURANCE CO
NOYES DATA CORPORATION                                               ---------------------------------------------------------------
NOYES PUBLICATION, INC.                                              COMPANY
120 MILL ROAD                                                        LETTER C
PARK RIDGE        NJ 07656                                           ---------------------------------------------------------------
(201) 391-8484                                                       COMPANY
                                                                     LETTER D
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER E
------------------------------------------------------------------------------------------------------------------------------------
COVERAGES
------------------------------------------------------------------------------------------------------------------------------------
  THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD
  INDICATED, NOTWITHSTANDING ANY REQUIREMENT. TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS
  CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS,
  EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
------------------------------------------------------------------------------------------------------------------------------------
CO         TYPE OF INSURANCE            POLICY NUMBER        POLICY EFFECTIVE  POLICY EXPIRATION           LIMITS
LTR                                                          DATE (MM/DD/YY)    DATE (MM/DD/YY)
------------------------------------------------------------------------------------------------------------------------------------
A     GENERAL LIABILITY                                                                      GENERAL AGGREGATE            $2,000,000
      |X| COMMERCIAL GENERAL LIABILITY                                                       PRODUCTS-COMP/OP AGG.        $2,000,000
      |_|_| CLAIMS MADE |X| OCCUR.       AJR 403967          09/15/94            09/15/95    PERSONAL & ADV. INJURY       $
      |_| OWNERS & CONTRACTOR'S PROT.                                                        EACH OCCURRENCE              $1,000,000
      |_| __________________________                                                         FIRE DAMAGE (Any one fire)   $   50,000
                                                                                             MED. EXPENSE (Any one person)$    5,000
------------------------------------------------------------------------------------------------------------------------------------
      AUTOMOBILE LIABILITY                                                                   COMBINED SINGLE
      |_| ANY AUTO                                                                           LIMIT                        $
      |_| ALL OWNED AUTOS                                                                    BODILY INJURY
      |_| SCHEDULED AUTOS                                     /  /                /  /       (Per person)                 $
      |_| HIRED AUTOS                                                                        BODILY INJURY
      |_| NON-OWNED AUTOS                                                                    (Per accident)               $
      |_| GARAGE LIABILITY                                                                   PROPERTY DAMAGE              $
      |_|
------------------------------------------------------------------------------------------------------------------------------------
B     EXCESS LIABILITY                                                                       EACH OCCURRENCE              $3,000,000
      |X| UMBRELLA FORM                  NJDZ 15801         09/15/94             09/15/95    AGGREGATE                    $3,000,000
      |_| OTHER THAN UMBRELLA FORM
------------------------------------------------------------------------------------------------------------------------------------
A     OTHER - PROPERTY
        BLDG. #4                                                                             SPEC ALL RISK                $  182,000
                                         AJR 403967         09/15/94             09/15/95
------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS
BLDG #4 - 124 MILL ROAD, PARK RIDGE, NJ

------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                                        CANCELLATION
------------------------------------------------------------------------------------------------------------------------------------
Continuum Care of N. J.,                                   SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
Inc.                                                       EXPIRATION DATE THEREOF. THE ISSUING COMPANY WILL ENDEAVOR TO
197 First Avenue                                           MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE
Needham, Mass 02194                                        LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR
                                                           LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
                                                           -------------------------------------------------------------------------
                                                           AUTHORIZED REPRESENTATIVE

                                                           /s/ Edward A. Grant
------------------------------------------------------------------------------------------------------------------------------------
ACORD 25-8 (7/90)                                                                                      (c) ACORD CORPORATION 1990
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ACORD. CERTIFICATE OF INSURANCE                                                                               ISSUE DATE (MM/DD/YY)
                                                                                                              |_| 04/07/95
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER                                                             THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND
The Milton J. Grant Agency                                           CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE
168 Franklin Avenue Po Box 89                                        DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE
                                                                     POLICIES BELOW
Pearl River,      NY  10695                                          ---------------------------------------------------------------
(914) 735-5200                                                                      COMPANIES AFFORDING COVERAGE
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER  A     AMERICAN EMPLOYERS INSURANCE CO
                                                                     ---------------------------------------------------------------
---------------------------------------------------------------------COMPANY
INSURED                                                              LETTER B      NORTHERN ASSURANCE CO
NOYES DATA CORPORATION                                               ---------------------------------------------------------------
NOYES PUBLICATION, INC.                                              COMPANY
120 MILL ROAD                                                        LETTER C
PARK RIDGE        NJ 07656                                           ---------------------------------------------------------------
(201) 391-8484                                                       COMPANY
                                                                     LETTER D
                                                                     ---------------------------------------------------------------
                                                                     COMPANY
                                                                     LETTER E
------------------------------------------------------------------------------------------------------------------------------------
COVERAGES
------------------------------------------------------------------------------------------------------------------------------------
  THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD
  INDICATED, NOTWITHSTANDING ANY REQUIREMENT. TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS
  CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS,
  EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
------------------------------------------------------------------------------------------------------------------------------------
CO         TYPE OF INSURANCE            POLICY NUMBER        POLICY EFFECTIVE  POLICY EXPIRATION           LIMITS
LTR                                                          DATE (MM/DD/YY)    DATE (MM/DD/YY)
------------------------------------------------------------------------------------------------------------------------------------
A     GENERAL LIABILITY                                                                      GENERAL AGGREGATE            $2,000,000
      |X| COMMERCIAL GENERAL LIABILITY                                                       PRODUCTS-COMP/OP AGG.        $2,000,000
      |_|_| CLAIMS MADE |X| OCCUR.       AJR 403967          09/15/94            09/15/95    PERSONAL & ADV. INJURY       $
      |_| OWNERS & CONTRACTOR'S PROT.                                                        EACH OCCURRENCE              $1,000,000
      |_| __________________________                                                         FIRE DAMAGE (Any one fire)   $   50,000
                                                                                             MED. EXPENSE (Any one person)$    5,000
------------------------------------------------------------------------------------------------------------------------------------
      AUTOMOBILE LIABILITY                                                                   COMBINED SINGLE
      |_| ANY AUTO                                                                           LIMIT                        $
      |_| ALL OWNED AUTOS                                                                    BODILY INJURY
      |_| SCHEDULED AUTOS                                     /  /                /  /       (Per person)                 $
      |_| HIRED AUTOS                                                                        BODILY INJURY
      |_| NON-OWNED AUTOS                                                                    (Per accident)               $
      |_| GARAGE LIABILITY                                                                   PROPERTY DAMAGE              $
      |_|
------------------------------------------------------------------------------------------------------------------------------------
B     EXCESS LIABILITY                                                                       EACH OCCURRENCE              $3,000,000
      |X| UMBRELLA FORM                  NJDZ 15801         09/15/94             09/15/95    AGGREGATE                    $3,000,000
      |_| OTHER THAN UMBRELLA FORM
------------------------------------------------------------------------------------------------------------------------------------
A     OTHER - PROPERTY
        BLDG. #1                                                                             SPEC ALL RISK                $  433,000
        BLDG. #2                         AJR 403967         09/15/94             09/15/95    SPEC ALL RISK                $  355,000
        BLDG. #3                                                                             SPEC ALL RISK                $  708,000
------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS
BLDG #1 - 120 MILL ROAD, PARK RIDGE, NJ (OFFICE)
BLDG #2 - 120 MILL ROAD, PARK RIDGE, NJ (STORAGE)
BLDG #3 - 122 MILL ROAD, PARK RIDGE, NJ
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                                        CANCELLATION
------------------------------------------------------------------------------------------------------------------------------------
Continuum Care of N. J.,                                   SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
Inc.                                                       EXPIRATION DATE THEREOF. THE ISSUING COMPANY WILL ENDEAVOR TO
197 First Avenue                                           MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE
Needham, Mass 02194                                        LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR
                                                           LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
                                                           -------------------------------------------------------------------------
                                                           AUTHORIZED REPRESENTATIVE

                                                           /s/ Edward A. Grant
------------------------------------------------------------------------------------------------------------------------------------
ACORD 25-8 (7/90)                                                                                      (c) ACORD CORPORATION 1990
------------------------------------------------------------------------------------------------------------------------------------